Exhibit H(49)

EXPENSE LIMITATION AGREEMENT

This EXPENSE LIMITATION AGREEMENT (the “Agreement”) is between MML Investment Advisers, LLC, a Delaware limited liability company (the “Manager”), and MassMutual Select Funds, a Massachusetts business trust (the “Trust”), effective as of the 1st day of February, 2019.

WHEREAS, the Trust is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended;

WHEREAS, MassMutual Select Strategic Bond Fund, MassMutual Select BlackRock Global Allocation Fund, MassMutual Select Mid-Cap Value Fund, MM Russell 2000® Small Cap Index Fund, MM MSCI EAFE® International Index Fund, MassMutual RetireSMARTSM Conservative Fund, MassMutual RetireSMARTSM Moderate Fund, MassMutual RetireSMARTSM Moderate Growth Fund, MassMutual RetireSMARTSM Growth Fund, MassMutual RetireSMARTSM by JPMorgan In Retirement Fund, MassMutual RetireSMARTSM by JPMorgan 2015 Fund, MassMutual RetireSMARTSM by JPMorgan 2020 Fund, MassMutual RetireSMARTSM by JPMorgan 2025 Fund, MassMutual RetireSMARTSM by JPMorgan 2030 Fund, MassMutual RetireSMARTSM by JPMorgan 2035 Fund, MassMutual RetireSMARTSM by JPMorgan 2040 Fund, MassMutual RetireSMARTSM by JPMorgan 2045 Fund, MassMutual RetireSMARTSM by JPMorgan 2050 Fund, MassMutual RetireSMARTSM by JPMorgan 2055 Fund, and MassMutual RetireSMARTSM by JPMorgan 2060 Fund (the “Funds”) are each a series of the Trust;

WHEREAS, the Manager is an investment adviser registered with the SEC as such under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Trust has appointed the Manager as its investment manager for the Funds and the Manager has agreed to act in such capacity upon the terms set forth in the relevant Investment Management Agreements;

NOW THEREFORE, the Trust and the Manager hereby agree as follows:

1.	Expense Limitation

The Manager agrees to cap the fees and expenses of each Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2020 at the following amounts. This agreement can only be terminated by mutual consent of the Board of Trustees of the Trust on behalf of the Funds and the Manager.

MassMutual Select Strategic Bond Fund

Expense Cap
Class I shares	0.48%
Class R5 shares	0.58%
Service Class shares	0.68%
Administrative Class shares	0.78%
Class A shares	1.03%
Class R4 shares	0.93%
Class R3 shares	1.18%

MassMutual Select BlackRock Global Allocation Fund

Expense Cap
Class I shares	0.79%
Class R5 shares	0.89%
Service Class shares	0.99%
Administrative Class shares	1.09%
Class A shares	1.34%
Class R4 shares	1.24%
Class R3 shares	1.49%

MassMutual Select Mid-Cap Value Fund

Expense Cap
Class I shares	0.80%
Class R5 shares	0.90%
Service Class shares	1.00%
Administrative Class shares	1.10%
Class A shares	1.35%
Class R4 shares	1.25%
Class R3 shares	1.50%

MM Russell 2000 Small Cap Index Fund

Expense Cap
Class I shares	0.20%
Class R5 shares	0.30%
Service Class shares	0.45%
Administrative Class shares	0.55%
Class A shares	0.80%
Class R4 shares	0.70%
Class R3 shares	0.95%

MM MSCI EAFE International Index Fund

Expense Cap
Class I shares	0.25%
Class R5 shares	0.35%
Service Class shares	0.50%
Administrative Class shares	0.60%
Class A shares	0.85%
Class R4 shares	0.75%
Class R3 shares	1.00%

2.	Expense Limitation

The Manager agrees to cap the fees and expenses of each Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses), including Acquired Fund Fees and Expenses (calculated for this purpose at least monthly based on the Fund’s year-to-date average net assets of each Underlying Fund over the preceding period and the net expense ratio of each Underlying Fund stated in its then-current prospectus or most recent filing), through January 31, 2020 at the following amounts. This agreement can only be terminated by mutual consent of the Board of Trustees of the Trust on behalf of the Funds and the Manager.

MassMutual RetireSMART Conservative Fund

Expense Cap
Class I shares	0.02%
Class R5 shares	0.12%
Service Class shares	0.22%
Administrative Class shares	0.32%
Class A shares	0.57%
Class R4 shares	0.47%
Class R3 shares	0.72%

MassMutual RetireSMART Moderate Fund

Expense Cap
Class I shares	0.04%
Class R5 shares	0.14%
Service Class shares	0.24%
Administrative Class shares	0.34%
Class A shares	0.59%
Class R4 shares	0.49%
Class R3 shares	0.74%

MassMutual RetireSMART Moderate Growth Fund

Expense Cap
Class I shares	0.04%
Class R5 shares	0.14%
Service Class shares	0.24%
Administrative Class shares	0.34%
Class A shares	0.59%
Class R4 shares	0.49%
Class R3 shares	0.74%

MassMutual RetireSMART Growth Fund

Expense Cap
Class I shares	0.07%
Class R5 shares	0.17%
Service Class shares	0.27%
Administrative Class shares	0.37%
Class A shares	0.62%
Class R4 shares	0.52%
Class R3 shares	0.77%

MassMutual RetireSMART by JPMorgan In Retirement Fund

Expense Cap
Class I shares	0.06%
Class R5 shares	0.16%
Service Class shares	0.26%
Administrative Class shares	0.36%
Class A shares	0.61%
Class R4 shares	0.51%
Class R3 shares	0.76%

MassMutual RetireSMART by JPMorgan 2015 Fund

Expense Cap
Class I shares	0.06%
Class R5 shares	0.16%
Service Class shares	0.26%
Administrative Class shares	0.36%
Class A shares	0.61%
Class R4 shares	0.51%
Class R3 shares	0.76%

MassMutual RetireSMART by JPMorgan 2020 Fund

Expense Cap
Class I shares	0.04%
Class R5 shares	0.14%
Service Class shares	0.24%
Administrative Class shares	0.34%
Class A shares	0.59%
Class R4 shares	0.49%
Class R3 shares	0.74%

MassMutual RetireSMART by JPMorgan 2025 Fund

Expense Cap
Class I shares	0.01%
Class R5 shares	0.11%
Service Class shares	0.21%
Administrative Class shares	0.31%
Class A shares	0.56%
Class R4 shares	0.46%
Class R3 shares	0.71%

MassMutual RetireSMART by JPMorgan 2030 Fund

Expense Cap
Class I shares	0.04%
Class R5 shares	0.14%
Service Class shares	0.24%
Administrative Class shares	0.34%
Class A shares	0.59%
Class R4 shares	0.49%
Class R3 shares	0.74%

MassMutual RetireSMART by JPMorgan 2035 Fund

Expense Cap
Class I shares	0.05%
Class R5 shares	0.15%
Service Class shares	0.25%
Administrative Class shares	0.35%
Class A shares	0.60%
Class R4 shares	0.50%
Class R3 shares	0.75%

MassMutual RetireSMART by JPMorgan 2040 Fund

Expense Cap
Class I shares	0.04%
Class R5 shares	0.14%
Service Class shares	0.24%
Administrative Class shares	0.34%
Class A shares	0.59%
Class R4 shares	0.49%
Class R3 shares	0.74%

MassMutual RetireSMART by JPMorgan 2045 Fund

Expense Cap
Class I shares	0.02%
Class R5 shares	0.12%
Service Class shares	0.22%
Administrative Class shares	0.32%
Class A shares	0.57%
Class R4 shares	0.47%
Class R3 shares	0.72%

MassMutual RetireSMART by JPMorgan 2050 Fund

Expense Cap
Class I shares	0.02%
Class R5 shares	0.12%
Service Class shares	0.22%
Administrative Class shares	0.32%
Class A shares	0.57%
Class R4 shares	0.47%
Class R3 shares	0.72%

MassMutual RetireSMART by JPMorgan 2055 Fund

Expense Cap
Class I shares	0.00%
Class R5 shares	0.10%
Service Class shares	0.20%
Administrative Class shares	0.30%
Class A shares	0.55%
Class R4 shares	0.45%
Class R3 shares	0.70%

MassMutual RetireSMART by JPMorgan 2060 Fund

Expense Cap
Class I shares	0.00%
Class R5 shares	0.10%
Service Class shares	0.20%
Administrative Class shares	0.30%
Class A shares	0.55%
Class R4 shares	0.45%
Class R3 shares	0.70%

IN WITNESS WHEREOF, the Trust and the Manager have caused this Agreement to be executed on the 31st day of January, 2019.

MML INVESTMENT ADVISERS, LLC

By:	/s/ Doug Steele
Doug Steele, Vice President

MASSMUTUAL SELECT FUNDS
on behalf of each of the Funds

By:	/s/ Renee Hitchcock
Renee Hitchcock, CFO and Treasurer